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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 13, 1995
                                                 ______________________________

                       United States Filter Corporation
                       --------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   1-10728                   33-0266015
- ---------------------------   ---------------------   --------------------------
  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number            Identification No.)

73-710 Fred Waring Drive, Suite 222, Palm Desert, California        92260
- --------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (619) 340-0098
                                                   -----------------------------
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Item 5.      Other Events

             On July 13, 1995 United States Filter Corporation (the "Company") announced that it had received antitrust clearance to proceed with the acquisition of Interlake Water Systems. A copy of the news release respecting this acquisition is included as an exhibit to this current report.

Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits

             (c)  Exhibit

                  News Release dated July 13, 1995

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITED STATES FILTER CORPORATION

                                             By:  /s/ Donald L. Bergmann
                                                --------------------------------
                                                  Donald L. Bergmann
                                                  Vice President

Date:  July 14, 1995

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